Accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of presentation
Basis of presentation

The Consolidated Financial Statements are presented in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). The amounts are presented in United States dollar ("U.S. dollar" or "US$") rounded to the nearest million, unless otherwise stated.

The accompanying Consolidated Financial Statements present the financial position of Seadrill Limited, the consolidated subsidiaries and the group’s interest in associated entities. Investments in companies in which we control, or directly or indirectly holds more than 50% of the voting control are consolidated in the Consolidated Financial Statements, as well as certain variable interest entities of which we are deemed to be the primary beneficiary.

Basis of consolidation
Basis of consolidation

The Consolidated Financial Statements include our assets and liabilities, our majority owned and controlled subsidiaries and certain variable interest entities, (“VIE”s) in which we are deemed to be the primary beneficiary. All intercompany balances and transactions have been eliminated on consolidation.

A VIE is defined as a legal entity where either (a) the total equity at risk is not sufficient to permit the entity to finance its activities without additional subordinated support; (b) equity interest holders as a group lack either (i) the power to direct the activities of the entity that most significantly impact on its economic success, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the voting rights of some investors in the entity are not proportional to their economic interests and the activities of the entity involve or are conducted on behalf of an investor with a disproportionately small voting interest. U.S. GAAP requires a VIE to be consolidated by its primary beneficiary, being the interest holder, if any, which has both (1) the power to direct the activities of the entity which most significantly impact on the entity’s economic performance, and (2) the right to receive benefits or the obligation to absorb losses from the entity which could potentially be significant to the entity. We evaluate our subsidiaries, and any other entities in which we hold a variable interest, in order to determine whether we are the primary beneficiary of the entity, and where it is determined that we are the primary beneficiary we consolidate the entity.

We have certain investments in the common stock or in-substance common stock of associated companies. Refer to Note 2 – Accounting policies for further information on our equity investments.

Bankruptcy accounting
Bankruptcy accounting

As set out in Note 4 - Chapter 11 Proceedings, we operated as a debtor-in-possession from September 12, 2017 to July 2, 2018. During this period, we prepared our Consolidated Financial Statements under Accounting Standards Codification 852, Reorganizations ("ASC 852"). ASC 852 required that the financial statements distinguished transactions and events that were directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses, gains and losses that were realized or incurred in the bankruptcy proceedings were recorded in “Reorganization items" on our Consolidated Statements of Operations. In addition, ASC 852 required changes in the accounting and presentation of significant items on the Consolidated Balance Sheets, particularly liabilities. Pre-petition obligations that may have been impacted by the Chapter 11 reorganization process were classified on the Consolidated Balance Sheets within "Liabilities subject to compromise".

Fresh Start Reporting
Fresh Start Reporting

Upon emergence from bankruptcy on July 2, 2018 (the "Effective Date"), in accordance with ASC 852 related to fresh start reporting, Seadrill Limited became a new entity for financial reporting purposes. Upon adoption of fresh start reporting, our assets and liabilities were recorded at their fair values. We elected to apply fresh start reporting effective July 2, 2018 (the “Convenience Date”) to coincide with the timing of our normal third quarter reporting period. We evaluated and concluded that events between July 1, 2018 and July 2, 2018 were immaterial and use of an accounting convenience date was appropriate. The fair values of our assets and liabilities differed materially from the recorded values of our assets and liabilities as reflected in the Predecessor historical Consolidated Balance Sheets. The effects of the Plan and the application of fresh start accounting were applied as of July 2, 2018 and the new basis of our assets and liabilities are reflected in our Consolidated Balance Sheet as of December 31, 2018 and the related adjustments thereto were recorded in the Consolidated Statement of Operations of the Predecessor as "Reorganization items", with the related predominantly deferred tax effects through "Income tax expense", during the period from January 1, 2018 through July 1, 2018.

Accordingly, our Consolidated Financial Statements subsequent to July 2, 2018 are not and will not be comparable to the Predecessor Consolidated Financial Statements prior to the Convenience Date. Our Consolidated Financial Statements and related footnotes are presented with a black line division which delineates the lack of comparability between amounts presented on July 2, 2018 and dates prior. Our financial results for future periods following the application of fresh start accounting will be different from historical trends and the differences may be material.

Going concern
Going concern

In our Form 20-F covering our annual report for the fiscal year ended December 31, 2017, issued on April 12, 2018, we reported that uncertainties linked to our Chapter 11 Re-organization gave rise to a substantial doubt over our ability to continue as a going concern for a period of at least twelve months after the date the financial statements were issued.

As set out in Note 4 - Chapter 11 Proceedings, we emerged from the Chapter 11 and completed our plan of reorganization on July 2, 2018. This addressed our liquidity concerns as it provided for $1.08 billion of new capital, extinguished approximately $2.4 billion in unsecured bond obligations and approximately $250 million in unsecured interest rate and currency swaps, eliminated near-term amortization obligations and extended maturities on debt. We emerged from Chapter 11 with $2.2 billion of post emergence cash and $7.6 billion of outstanding debt principal. We believe that cash on hand, liquid investments, contract and other revenues will generate sufficient cash flow to fund our anticipated debt service and working capital requirements for the next twelve months. Therefore, there is no longer a substantial doubt over our ability to continue as a going concern for at least the twelve months after the date the financial statements are issued.

Out of period adjustment
Out of period adjustment

The financial statements for the period from January 1, 2018 through July 1, 2018 (Predecessor) include an income tax expense of $18 million due to an adjustment in the income tax charge for a subsidiary related to prior years.

Use of estimates
Use of estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign currencies
Foreign currencies

The majority of our revenues and expenses are denominated in U.S. dollars and therefore the majority of our subsidiaries use U.S. dollars as their functional currency. Our reporting currency is also U.S. dollars. For subsidiaries that maintain their accounts in currencies other than U.S. dollars, we use the current method of translation whereby the Statement of Operations are translated using the average exchange rate for the year and the assets and liabilities are translated using the year-end exchange rate. Foreign currency translation gains or losses on consolidation are recorded as a separate component of other comprehensive income in shareholders' equity.

Transactions in foreign currencies are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction. Foreign currency assets and liabilities are translated using rates of exchange at the balance sheet date. Gains and losses on foreign currency transactions are included in the Consolidated Statements of Operations.

Related parties
Related parties

Parties are related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also related if they are subject to common control or common significant influence. Refer to Note 30 – Related Party Transactions.

Revenue from contracts with customers
Revenue from contracts with customers

The activities that primarily drive the revenue earned from our drilling contracts include (i) providing a drilling rig and the crew and supplies necessary to operate the rig, (ii) mobilizing and demobilizing the rig to and from the drill site and (iii) performing rig preparation activities and/or modifications required for the contract. Consideration received for performing these activities may consist of dayrate drilling revenue, mobilization and demobilization revenue, contract preparation revenue and reimbursement revenue. We account for these integrated services as a single performance obligation that is (i) satisfied over time and (ii) comprised of a series of distinct time increments.

We recognize consideration for activities that correspond to a distinct time increment within the contract term in the period when the services are performed. We recognize consideration for activities that are (i) not distinct within the context of our contracts and (ii) do not correspond to a distinct time increment, ratably over the estimated contract term.

We determine the total transaction price for each individual contract by estimating both fixed and variable consideration expected to be earned over the term of the contract. The amount estimated for variable consideration may be constrained and is only included in the transaction price to the extent that it is probable that a significant reversal of previously recognized revenue will not occur throughout the term of the contract. When determining if variable consideration should be constrained, we consider whether there are factors outside of our control that could result in a significant reversal of revenue as well as the likelihood and magnitude of a potential reversal of revenue. We re-assess these estimates each reporting period as required. Refer to Note 7 - Revenue from Contracts with Customers.

Dayrate Drilling Revenue - Our drilling contracts generally provide for payment on a dayrate basis, with higher rates for periods when the drilling unit is operating and lower rates or zero rates for periods when drilling operations are interrupted or restricted. The dayrate invoices billed to the customer are typically determined based on the varying rates applicable to the specific activities performed on an hourly basis. Such dayrate consideration is allocated to the distinct hourly increment it relates to within the contract term, and therefore, recognized in line with the contractual rate billed for the services provided for any given hour.

Mobilization Revenue - We may receive fees (on either a fixed lump-sum or variable dayrate basis) for the mobilization of our rigs. These activities are not considered to be distinct within the context of the contract and therefore, the associated revenue is allocated to the overall performance obligation and recognized ratably over the expected term of the related drilling contract. We record a contract liability for mobilization fees received, which is amortized ratably to contract drilling revenue as services are rendered over the initial term of the related drilling contract.

Demobilization Revenue - We may receive fees (on either a fixed lump-sum or variable dayrate basis) for the demobilization of our rigs. Demobilization revenue expected to be received upon contract completion is estimated as part of the overall transaction price at contract inception and recognized over the term of the contract. In most of our contracts, there is uncertainty as to the likelihood and amount of expected demobilization revenue to be received. For example, the amount may vary dependent upon whether or not the rig has additional contracted work following the contract. Therefore, the estimate for such revenue may be constrained, as described above, depending on the facts and circumstances pertaining to the specific contract. We assess the likelihood of receiving such revenue based on past experience and knowledge of the market conditions.

Revenues Related to Reimbursable Expenses - We generally receive reimbursements from our customers for the purchase of supplies, equipment, personnel services and other services provided at their request in accordance with a drilling contract or other agreement. Such reimbursable revenue is variable and subject to uncertainty, as the amounts received and timing thereof are highly dependent on factors outside of our influence. Accordingly, reimbursable revenue is fully constrained and not included in the total transaction price until the uncertainty is resolved, which typically occurs when the related costs are incurred on behalf of a customer. We are generally considered a principal in such transactions and record the associated revenue at the gross amount billed to the customer, at a point in time, as “Reimbursable revenues” in our Consolidated Statements of Operations.

Contract Balances - Accounts receivable is recognized when the right to consideration becomes unconditional based upon contractual billing schedules. Contract asset balances consist primarily of demobilization revenues which have been recognized during the period but are contingent on future demobilization activities. Contract liabilities include payments received for mobilization as well as rig preparation and upgrade activities which are allocated to the overall performance obligation and recognized ratably over the initial term of the contract.

Local Taxes - In some countries, the local government or taxing authority may assess taxes on our revenues. Such taxes may include sales taxes, use taxes, value-added taxes, gross receipts taxes and excise taxes. We generally record tax-assessed revenue transactions on a net basis.

Deferred Contract Costs - Certain direct and incremental costs incurred for upfront preparation, initial mobilization and modifications of contracted rigs represent costs of fulfilling a contract as they relate directly to a contract, enhance resources that will be used in satisfying our performance obligations in the future and are expected to be recovered. Such costs are deferred and amortized ratably to contract drilling expense as services are rendered over the initial term of the related drilling contract.

Other revenues
Other revenues

Other revenues consist of related party revenues, external management fees, and early termination fees. Refer to Note 8 – Other revenues.

Related party revenues - Related party revenues relate to management support and administrative services provided to Seadrill Partners, Northern Drilling and SeaMex. External management fees relate to the operational, administrative and support services provided to third parties.

External management fees - External management fees relate to the operational, administrative and support services that we previously provided to Sapura Energy as part of the agreement that we entered into when we sold majority of the tender rig business.

Early termination fees - Other revenues also include amounts recognized as early termination fees under drilling contracts which have been terminated prior to the contract end date. Contract termination fees are recognized daily as and when any contingencies or uncertainties are resolved.

Vessel and Rig Operating Expenses
Vessel and Rig Operating Expenses

Vessel and rig operating expenses are costs associated with operating a drilling unit that is either in operation or stacked and include the remuneration of offshore crews and related costs, rig supplies, insurance costs, expenses for repairs and maintenance and costs for onshore support personnel. We expense such costs as incurred.

On emergence, we classified certain costs as "vessel and rig operating expenses" that are directly attributable to rig activities and had previously been classified as "general and administrative expenses" in our Consolidated Statements of Operations.

Mobilization and demobilization expenses
Mobilization and demobilization expenses

We incur costs to prepare a drilling unit for a new customer contract and to move the rig to a new contract location. We capitalize the mobilization and preparation costs for a rig's first contract as a part of the rig value and recognize them as depreciation expense over the expected useful life of the rig (i.e. 30 years). For subsequent contracts, we defer these costs over the expected contract term (see deferred contract costs above), unless we don't expect the costs to be recoverable, in which case we expense them as incurred.

We incur costs to transfer a drilling unit to a safe harbor or different geographic area at the end of a contract. We expense such demobilization costs as incurred. We also expense any costs incurred to relocate drilling units that are not under contract.

Repairs, maintenance and periodic surveys
Repairs, maintenance and periodic surveys

Costs related to periodic overhauls of drilling units are capitalized and amortized over the anticipated period between overhauls, which is generally five years. Related costs are primarily yard costs and the cost of employees directly involved in the work. We include amortization costs for periodic overhauls in depreciation expense. Costs for other repair and maintenance activities are included in vessel and rig operating expenses and are expensed as incurred.

Income taxes
Income taxes

Seadrill is a Bermuda company that has subsidiaries and affiliates in various jurisdictions. Currently, Seadrill and our Bermudan subsidiaries and affiliates are not required to pay taxes in Bermuda on ordinary income or capital gains as they qualify as exempt companies. Seadrill and our subsidiaries and affiliates have received written assurance from the Minister of Finance in Bermuda that we will be exempt from taxation until March 2035. Certain subsidiaries operate in other jurisdictions where taxes are imposed. Consequently, income taxes have been recorded in these jurisdictions when appropriate. Our income tax expense is based on our income and statutory tax rates in the various jurisdictions in which we operate. We provide for income taxes based on the tax laws and rates in effect in the countries in which operations are conducted and income is earned. Refer to Note 12 – Taxation.

The determination and evaluation of our annual group income tax provision involves interpretation of tax laws in various jurisdictions in which we operate and requires significant judgment and use of estimates and assumptions regarding significant future events, such as amounts, timing and character of income, deductions and tax credits. There are certain transactions for which the ultimate tax determination is unclear due to uncertainty in the ordinary course of business. We recognize tax liabilities based on our assessment of whether our tax positions are more likely than not sustainable, based solely on the technical merits and considerations of the relevant taxing authorities widely understood administrative practices and precedence. Changes in tax laws, regulations, agreements, treaties, foreign currency exchange restrictions or our levels of operations or profitability in each jurisdiction may impact our tax liability in any given year. While our annual tax provision is based on the information available to us at the time, a number of years may elapse before the ultimate tax liabilities in certain tax jurisdictions are determined. Current income tax expense reflects an estimate of our income tax liability for the current year, withholding taxes, changes in prior year tax estimates as tax returns are filed, or from tax audit adjustments.

Income tax expense consists of taxes currently payable and changes in deferred tax assets and liabilities calculated according to local tax rules. We recognize the income tax effects of intercompany sales or transfers of assets, other than inventory, in the Consolidated Statement of Operations as income tax expense (or benefit) in the period of sale or transfer occurs.

Deferred tax assets and liabilities are based on temporary differences that arise between carrying values used for financial reporting purposes and amounts used for taxation purposes of assets and liabilities and the future tax benefits of tax loss carry forwards.

Our deferred tax expense or benefit represents the change in the balance of deferred tax assets or liabilities as reflected on the balance sheet. Valuation allowances are determined to reduce deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. To determine the amount of deferred tax assets and liabilities, as well as at the valuation allowances, we must make estimates and certain assumptions regarding future taxable income, including where our drilling units are expected to be deployed, as well as other assumptions related to our future tax position. A change in such estimates and assumptions, along with any changes in tax laws, could require us to adjust the deferred tax assets, liabilities, or valuation allowances. The amount of deferred tax provided is based upon the expected manner of settlement of the carrying amount of assets and liabilities, using tax rates enacted at the balance sheet date. The impact of tax law changes is recognized in periods when the change is enacted.

Earnings per share
Earnings per share

Basic earnings per share (“EPS”) is calculated based on the income/(loss) for the period available to common stockholders divided by the weighted average number of shares outstanding for basic EPS for the period. Diluted EPS includes the effect of the assumed conversion of potentially dilutive instruments such as our restricted stock units. The determination of dilutive earnings per share may require us to make adjustments to net income and the weighted average shares outstanding. Refer to Note 13 – Loss per share.

Current and non-current classification
Current and non-current classification

Generally, assets and liabilities (excluding deferred taxes and liabilities subject to compromise) are classified as current assets and liabilities respectively if their maturity is within one year of the balance sheet date. In addition, we classify any derivative financial instruments whose fair value is a net liability as current.

Generally, assets and liabilities are classified as non-current assets and liabilities respectively if their maturity is beyond one year of the balance sheet date. In addition, we classify loan fees based on the classification of the associated debt principal and we classify any derivatives financial instruments whose fair value is a net asset as non-current.

Cash and cash equivalents	Cash and cash equivalents Cash and cash equivalents consist of cash, bank deposits and highly liquid financial instruments with maturities of three months or less.
Restricted cash
Restricted cash

Restricted cash consists of bank deposits which are subject to restrictions due to legislation, regulation or contractual arrangements. Restricted cash amounts with maturities longer than one year are classified as non-current assets. Refer to Note 14 – Restricted cash.

Receivables
Receivables

Receivables, including accounts receivable, are recorded in the balance sheet at their nominal amount less an allowance for doubtful accounts. We establish reserves for doubtful accounts on a case-by-case basis when it is unlikely that required payments of specific amounts will occur. In establishing these reserves, we consider the financial condition of the customer as well as specific circumstances related to the receivable such as customer disputes. Receivable amounts determined as being unrecoverable are written off. Interest income on receivables is recognized as earned. Refer to Note 16 – Accounts receivable.

Equity investments
Equity investments

Investments in common stock are accounted for using the equity method of accounting if the investment gives us the ability to exercise significant influence, but not control over, the investee. Significant influence is generally deemed to exist if our ownership interest in the voting stock of the investee is between 20% and 50%, although other factors such as representation on the investee’s Board of Directors and the nature of commercial arrangements are also considered. We classify our other equity investments either as "Marketable Securities" or "Investments in Associated Companies" depending on their nature. We classify our share of earnings or losses from our equity method investments in the Consolidated Statements of Operations as “Share in results from associated companies". We record gains or losses on investments held fair value as "Gains / (losses) on Marketable Securities". Refer to Note 15 – Marketable securities and Note 18 – Investment in associated companies.

We analyze our equity method investments for impairment at each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the value of the investment. We record an impairment charge for other-than-temporary declines in value when the value is not anticipated to recover above the cost within a reasonable period after the measurement date, unless there are mitigating factors that indicate impairment may not be required. If an impairment charge is recorded, subsequent recoveries in value are not reflected in earnings until sale of the equity method investee occurs.

All other equity investments, which consist of investments that do not gives us the ability to exercise significant influence as well as investments in equity instruments other than common stock, are accounted for at fair value, if readily determinable. If we can’t readily ascertain the fair value, we record the investment at cost less impairment.  We perform a qualitative impairment analysis for our equity investments recorded at cost at each reporting period to evaluate whether an event or change in circumstances has occurred in that period that indicates that the investment's is impaired. If an event or change in circumstances has occurred in that period that indicates that the investment's is impaired, then we record an impairment charge for the difference between the estimated fair value of the investment and its carrying amount.

For periods before we adopted ASU 2016-01, we reviewed our marketable securities for other-than-temporary impairment at each reporting date. Refer to Note 11 - Impairment loss on marketable securities and investments in associated companies for details.

Newbuildings
Newbuildings

Generally, the carrying value of drilling units under construction (“Newbuildings”) represents the accumulated costs at the balance sheet date. Cost components usually include payments for yard installments and variation orders, construction supervision, equipment, spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. During construction, capitalized interest of newbuildings is based on accumulated expenditures for the applicable project at our current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying the interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period.

Capitalized interest
We don't capitalize amounts beyond the actual interest expense incurred in the period.

We ceased capitalization of interest on newbuildings when we operated as a debtor-in-possession as interest payments made during bankruptcy proceedings were treated as adequate protection payments.

Drilling units
Drilling units

Rigs, vessels and related equipment are recorded at historical cost less accumulated depreciation. The cost of these assets, less estimated residual value is depreciated on a straight-line basis over their estimated remaining economic useful lives. The estimated residual value is taken to be offset by any decommissioning costs that may be incurred. The estimated economic useful life of our floaters and, jack-up rigs, when new, is 30 years. Significant investments are capitalized and depreciated in accordance with the nature of the investment. Significant investments that are deemed to increase an asset’s value for its remaining useful life are capitalized and depreciated over the remaining life of the asset. Refer to Note 20 – Drilling units.

Drilling units recognized through a business combination or through the application of fresh start accounting are measured at fair value as of the date of acquisition or the date of emergence, respectively.

Cost of property and equipment sold or retired, with the related accumulated depreciation and write-downs are removed from the Consolidated Balance Sheet, and resulting gains or losses are included in the Consolidated Statement of Operations.

Assets held for sale
Assets held for sale

Assets are classified as held for sale when all of the following criteria are met: Management, having the authority to approve the action, commits to a plan to sell the asset (disposal group), the asset is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets, an active program to locate a buyer and other actions required to complete the plan to sell the asset (disposal group) have been initiated, the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within 1 year. The term probable refers to a future sale that is likely to occur, the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

On emergence from Chapter 11, we no longer had any assets classified as held for sale. Refer to Note 36 – Assets held for sale.

Equipment
Equipment

Equipment is recorded at historical cost less accumulated depreciation and is depreciated over its estimated remaining useful life. The estimated economic useful life of equipment, when new, is between 3 and 5 years depending on the type of asset. Refer to Note 21 – Equipment.

Impairment of long-lived assets
Impairment of long-lived assets

We review the carrying value of our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be appropriate. We first assess recoverability of the carrying value of the asset by estimating the undiscounted future net cash flows expected to result from the asset, including eventual disposal. If the undiscounted future net cash flows are less than the carrying value of the asset, then we compare the carrying value of the asset with the discounted future net cash flows, using a relevant weighted-average cost of capital. The impairment loss to be recognized during the period, will be the amount which the carrying value of the asset exceeds the discounted future net cash flows. Refer to Note 20 – Drilling units.

Other intangible assets and liabilities
Other intangible assets and liabilities

Intangible assets and liabilities were recorded at fair value on the date of emergence less accumulated amortization. The amounts of these assets and liabilities less the estimated residual value, if any, is generally amortized on a straight-line basis over the estimated remaining economic useful life or contractual period. For periods after emergence we have applied a new accounting policy to classify amortization of these intangible assets and liabilities within operating expenses. Our intangible assets include favorable and unfavorable drilling contracts and management services contracts. Refer to Note 17 – Other assets. Our intangible liabilities include unfavorable drilling contracts and unfavorable leasehold improvements. Refer to Note 23 – Other liabilities.

Derivative financial instruments and hedging activities
Derivative financial instruments and hedging activities

On emergence from Chapter 11, we have an interest-rate cap financial instrument that has not been formally designated as a hedge and is recorded at fair value. Changes in the fair value are recorded as a gain or loss as a separate line item within "financial items" in the Consolidated Statements of Operations. Refer to Note 31 – Financial instruments and risk management and Note 32 - Fair values of financial instruments.

Trade payables	Trade payables Trade payables are recorded in the balance sheet to recognize a liability to a supplier for a good or service they have provided us.
Deferred charges
Deferred charges

Loan related costs, including debt issuance, arrangement fees and legal expenses, are capitalized and presented in the balance sheet as a direct deduction from the carrying amount of the related debt liability, amortized over the term of the related loan and the amortization is included in interest expense. On emergence from Chapter 11, our loan costs were reduced to nil and we recorded a discount against our debt to reduce its carrying value to equal its fair value. The debt discount will be unwound over the remaining terms of the debt facilities. Refer to Note 5 – Fresh Start Accounting and Note 10 – Interest expense.

Debt
Debt

We have financed a significant proportion of the cost of acquiring our fleet of drilling units through the issue of debt instruments. At the inception of a term debt arrangement, or whenever we make the initial drawdown on a revolving debt arrangement, we will incur a liability for the principal to be repaid. On emergence from Chapter 11, we issued new debt instruments and the carrying values of our third-party debt liabilities were adjusted to fair value.

Pension benefits
Pension benefits

We have several defined benefit pension plans, defined contribution pension plans and other post-employment benefit obligations which provide retirement, death and early termination benefits. We record the service cost, as “Vessel and rig operating expenses” or as "General and administrative expenses" in our Consolidated Statements of Operations depending on the whether or not the related employee's role is directly attributable to rig activities. We record the actuarial gains and losses in the Consolidated Statements of Operations when the net cumulative unrecognized actuarial gains or losses for each individual plan at the end of the previous reporting year exceed 10 percent of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These actuarial gains and losses are recognized over the expected remaining working lives of the employees participating in the plans. Otherwise, recognition of actuarial gains and losses is included in other comprehensive income.   Refer to Note 29 - Pension benefits for more information on the accounting for these pension benefits / pension expense.

Loss contingencies
Loss contingencies

We recognize a loss contingency in the Consolidated Balance Sheet where we have a present legal or constructive obligation as a result of a past event, and it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate of the amount can be made. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability. Refer to Note 33 – Commitments and contingencies.

Treasury shares
Treasury shares

Treasury shares are recognized at cost as a component of equity. We record the nominal value of treasury shares purchased as a reduction in share capital. The amount paid in excess of the nominal value is treated as a reduction of additional paid-in capital. On emergence from Chapter 11, we no longer have any treasury shares.

Share-based compensation
Share-based compensation

On emergence from Chapter 11, we had one Restricted Stock Unit (“RSU”) plan where the holder of an award is entitled to receive shares if still employed at the end of the three-year vesting period. There is no requirement for the holder to pay for the share on grant or vesting of the award. The fair value of the RSU award is calculated as the market share price on grant date. The fair value of the awards expected to vest is recognized as compensation cost straight-line over the vesting period. We have made the election to account for forfeitures on an actual basis as they occur. Refer to Note 28 – Share Based Compensation.

Recently Adopted Accounting Standards
Recent Accounting Standards

We adopted the following accounting standard updates ("ASUs") in the year:

ASU 2014-09 - Revenue from contracts with customers

In May 2014, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606), or ASU 2014-09, which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. Under the new guidance, revenue is recognized when a customer obtains control of promised goods or services and in an amount that reflects the consideration the entity expects to receive in exchange for those goods or services.

We adopted ASU 2014-09 and its related amendments, or collectively Topic 606, effective January 1, 2018 using the modified retrospective method. Accordingly, we have applied the five-step method outlined in Topic 606 for determining when and how revenue is recognized to all contracts that were not completed as of the date of adoption. Revenues for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts have not been adjusted and continue to be reported under the previous revenue recognition guidance. For contracts that were modified before the effective date, we have considered the modification guidance within the new standard and determined that the revenue recognized and contract balances recorded prior to adoption for such contracts were not impacted. While Topic 606 requires additional disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers, its adoption has not had a material impact on the measurement or recognition of our revenues.

As we have transitioned to the new standard under the modified retrospective method, we have recorded the cumulative impact of applying the new guidance as an adjustment to opening retained earnings on January 1, 2018. The total adjustment was $7 million which represented the earned portion of demobilization revenue expected to be received for contracts not completed as of December 31, 2017, which was not previously recognized until demobilization occurred.

See Note 7 - Revenue from contracts for further information.

ASU 2016-01 Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which made targeted improvements to the recognition and measurement of financial assets and financial liabilities.

The update changes how entities measure equity investments that do not result in consolidation and are not accounted for under the equity method and how they present changes in the fair value of financial liabilities measured under the fair value option that are attributable to their own credit. The new guidance also changes certain disclosure requirements and other aspects of current U.S. GAAP. The standard does not change the guidance for classifying and measuring investments in debt securities.

After adopting ASU 2016-01 we continue to record equity investments that do not result in consolidation and are not accounted for under the equity method at fair value (unless the fair value is not readily ascertainable). However, we will record changes in fair value directly to net income whereas previously we recorded such changes to other comprehensive income until realized. We have made the election available under ASC 321-10-35-2 to record equity investments with no readily ascertainable fair value at cost less impairment.

We transitioned to the new standard using the modified retrospective approach. Accordingly, we recorded the cumulative effect of adopting the update at the date of adoption. We reclassified $31 million of previously recognized fair value gains from accumulated other comprehensive income to retained earnings on January 1, 2018.

ASU 2016-16 Income Taxes - Income taxes intra-entity transfers of assets other than inventory

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Income taxes Intra-Entity Transfers of Assets other than Inventory, which requires companies to recognize the income tax effects of intercompany sales or transfers of assets, other than inventory, in the Consolidated Statement of Operations as income tax expense (or benefit) in the period that the sale or transfer occurs. The exception to recognizing the income tax effects of intercompany sales or transfers of assets remains in place for intercompany inventory sales and transfers, i.e. companies will still be required to defer the income tax effects of intercompany inventory transactions.

We adopted the new standard effective January 1, 2018 under the modified retrospective approach. As a result of the modified retrospective application, “Other Assets” was reduced in our Condensed Consolidated Balance Sheet with a cumulative adjustment to retained earnings of $59 million and non-controlling interests of $25 million.

ASU 2016-18 Statement of Cash Flows - Restricted Cash

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, to address classification of activity related to restricted cash and restricted cash equivalents in the cash flows. The standard eliminates the presentation of transfers between cash and cash equivalents and restricted cash and restricted cash equivalents in the statement of cash flows. When cash, cash equivalents and restricted cash equivalents are presented in more than one line item on the balance sheet, a reconciliation of the totals in the cash flows to the related captions in the balance sheet are required, either on the face of the cash flow or in the notes to the Consolidated Financial Statements. Additional disclosures are required for the nature of the restricted cash and restricted cash equivalents.

The standard is effective for fiscal years beginning after 15 December 2017. We have adopted the new standard effective January 1, 2018 under the retrospective approach. The result of this adoption was a classification adjustment on our Consolidated Statement of Cash Flows for each of the years presented.

Other ASUs

We adopted the following ASUs in the year, none of which had any impact on our Consolidated Financial Statements and related disclosures:

•	ASU 2016-15 Statement of Cash Flows (Topic 230) — Classification of Certain Cash Receipts and Cash Payments

•	ASU 2017-01 Business Combinations (Topic 805)— Clarifying the Definition of a Business

•	ASU 2017-03 Accounting Changes and Error Corrections (Topic 250) and Investments - Equity Method and Joint Ventures (Topic 323)

•	ASU 2017-04 Intangibles (Topic 350)— Simplifying the Test for Goodwill Impairment

•	ASU 2017-05 Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20)

•	ASU 2017-07 Compensation - Retirement Benefits (Topic 715)

•	ASU 2017-09 Compensation - Stock Compensation (Topic 718)
ASU 2018-02 Income Statement—Reporting Comprehensive Income (Topic 220)

•	ASU 2018-03 Technical Corrections and Improvements to Financial Instruments—Overall (Subtopic 825-10)

•	ASU 2018-04 Investments—Debt Securities (Topic 320) and Regulated Operations (Topic 980)

•	ASU 2018-05 Income Taxes (Topic 740)

•	ASU 2018-06 Codification Improvements to (Topic 942)

•	ASU 2018-19 Codification Improvements to (Topic 326)

Recently Issued Accounting Standards

The FASB have issued the following ASUs that we have not yet adopted but which could affect our Consolidated Financial Statements and related disclosures in future periods.

•	ASU 2016-02 Leases (Topic 842) (also 2018-01, 2018-10, 2018-11. 2018-20)

•	ASU 2016-13 Financial Instruments — Credit Losses (Topic 326)

•	ASU 2018-07 Compensation-Stock Compensation (Topic 718)

•	ASU 2018-13 Fair Value Measurement (Topic 820)

•	ASU 2018-14 Compensation—Retirement Benefits—Defined Benefit Plans (Subtopic 715-20)

•	ASU 2018-15 Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40)

•	ASU 2018-16 Derivatives and Hedging (Topic 815)

•	ASU 2018-17 Consolidation (Topic 810)

ASU 2016-02 - Leases (also 2018-01, 2018-10, 2018-11. 2018-20)

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update required an entity to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. It also offered specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. The guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal year, using a modified retrospective application.

Effective January 1, 2019, we will adopt Topic 842 using the modified retrospective application through a cumulative-effect adjustment to retained earnings at January 1, 2019. We have elected the following transition practical expedients, which will be applied consistently to all leases that commenced before January 1, 2019:

1.	We will not reassess whether any expired or existing contracts are or contain leases.

2.	We will not reassess the lease classification for any expired or existing leases.

3.	We will not reassess initial direct costs for any existing leases.

4.	We will use hindsight in determining the lease term and in assessing impairment of the right-of-use assets.

We have determined that our drilling contracts contain a lease component, however, we have elected not to separate the drilling contract lease and non-lease components. We have determined that the non-lease component in our drilling contracts is the predominant component. As such, we will continue to account for our drilling contracts under the guidance in Topic 606. We do not expect our pattern of revenue recognition to change significantly compared to current accounting standards.

We have determined that adoption of this standard will result in increased disclosure of our leasing arrangements. Additionally, we will recognize lease liabilities and corresponding right-of-use assets for leasing arrangements where we are a lessee. We expect to recognize an aggregate lease liability of between $20 million to $40 million on adoption. We have provided a summary of our commitments under operating leases at December 31, 2018 in Note 34 - Operating leases.

ASU 2016-13 - Financial Instruments - Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which revises guidance for the accounting for credit losses on financial instruments within its scope. The new standard introduces an approach, based on expected losses, to estimate credit losses on certain types of financial instruments and modifies the impairment model for available-for-sale debt securities. The guidance will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted only from January 1, 2019. Entities are required to apply the standard’s provisions as a cumulative-effect adjustment to retained earnings as at the beginning of the first reporting period in which the guidance is adopted.

We are in the early stage of evaluating the impact of this standard update. Our customers are international oil companies, national oil companies and large independent oil companies. Our financial assets are primarily held with counter parties with high credit standing and we have historically had a low incidence of bad debt expense. Therefore, we do not currently expect this guidance to significantly affect our Consolidated Financial Statements and related disclosures when we adopt it.

ASU 2018-07 Compensation - Stock Compensation

In June 2018, the FASB issued ASU 2018-07, Stock Compensation (Topic 718): Improvements to non-employee share-based payment accounting, which intended to reduce cost and complexity and to improve financial reporting for share-based payments issued to non-employees. The guidance will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted.

We are in the process of evaluating the impact of this standard update on our Consolidated Financial Statements and related disclosures.

ASU 2018-13 Fair Value Measurement - Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The update is intended to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the US GAAP information requirements that are most important to users of an entity’s financial statements. The guidance will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted.

We are in the process of evaluating the impact of this standard update on our Consolidated Financial Statements and related disclosures.

ASU 2018-14 Compensation - Changes to the Disclosure Requirements for Defined Benefit Plans

In August 2018, the FASB issued ASU 2018-14, Compensation-Retirement Benefits-Defined Benefit Plans- General (Subtopic 715-20): Disclosure Framework-Changes to the Disclosure Requirements for Defined Benefit Plans. The update is intended to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the US GAAP information requirements that are most important to users of an entity’s financial statements. The guidance will be effective for annual and interim periods beginning after December 15, 2020, with early adoption permitted. We are in the process of evaluating the impact of this standard update on our Consolidated Financial Statements and related disclosures.

ASU 2018-15 Intangibles

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (a consensus of the FASB Emerging Issues Task Force). The update is intended to provide additional guidance on the accounting for costs of implementation activities performed in a cloud computing arrangement that is a service contract. The guidance will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted. We are in the process of evaluating the impact of this standard update on our Consolidated Financial Statements and related disclosures.

ASU 2018-16 Derivatives and Hedging

In October 2018, the FASB issued ASU 2018-16, Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes. The update is intended to permit use of the OIS rate based on SOFR as a U.S. benchmark interest rate for hedge accounting purposes under Topic 815 in addition to the direct Treasury obligations of the U.S. government, the LIBOR swap rate, the OIS rate based on the Fed Funds Effective Rate, and the Securities Industry and Financial Markets Association Municipal Swap Rate. The guidance will be effective for annual and interim periods beginning after December 15, 2018, with early adoption permitted if an entity has already adopted ASU 2017-12. We are in the process of evaluating the impact of this standard update on our Consolidated Financial Statements and related disclosures.

ASU 2018-17 Consolidation: Targeted Improvements to Related Party Guidance for Variable Interest Entities

In October 2018, the FASB issued ASU 2018-17, Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities. The update is intended to improve general purpose financial reporting by considering indirect interests held through related parties in common control arrangements on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests. The guidance will be effective for annual and interim periods beginning after December 15, 2019, with early adoption permitted.

Effective January 1, 2019, we will adopt ASU 2018-17 on a prospective basis and apply the amendments in the update to qualifying new or redesignated hedging relationships entered into on or after January 1, 2019. We do not expect this to have a material impact on our Consolidated Financial Statements and related disclosures.

Other accounting standard updates issued by the FASB

As of March 28, 2019, the FASB have issued several further updates not included above. We do not currently expect any of these updates to affect our Consolidated Financial Statements and related disclosures either on transition or in future periods.